Exhibit 99.1

Contact:	US Airways
Dan Cravens
480-693-5729

FOR IMMEDIATE RELEASE

US AIRWAYS REPORTS RECORD DECEMBER LOAD FACTOR

TEMPE, Ariz. Jan. 5, 2011 — US Airways Group, Inc. (NYSE: LCC) today announced December, fourth quarter, and full-year 2010 traffic results. Mainline revenue passenger miles (RPMs) for the month were 4.7 billion, up 5.7 percent versus December 2009. Mainline capacity was 5.9 billion available seat miles (ASMs), up 3.7 percent versus December 2009. Mainline passenger load factor was 80.8 percent, a record for the month of December and up 1.5 points versus December 2009.

US Airways’ President Scott Kirby said, “Our December consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) and total revenue per available seat mile each increased approximately 5 percent versus the same period last year.

“The last two weeks of December presented a challenging operational environment due to snowstorms in Europe and throughout the northeastern part of the U.S. The US Airways team did a terrific job of taking care of our customers during this holiday travel period, and got the system back up and running quickly following the storm. In fact, one day after the New York blizzard, our operation was back up and completing more than 99 percent of our schedule. Despite the adverse weather conditions over the holidays, thanks to these efforts we posted our best December on-time departure, arrival and baggage handling performance since 2005.

“Simply put, our team ran an outstanding operation throughout the entire year and we enter 2011 from a very solid operational and financial position,” Kirby concluded.

For the month of December, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation (DOT) was 78.7 percent with a completion factor of 97.7 percent.

The following summarizes US Airways Group’s traffic results for the month, quarter and full-year ended December 31, 2010 and 2009, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline

DECEMBER	2010	2009	Change

Mainline Revenue Passenger Miles (000)
Domestic	3,615,975	3,523,494	2.6%
Atlantic	697,538	577,168	20.9%
Latin	426,631	385,977	10.5%

Total Mainline Revenue Passenger Miles	4,740,144	4,486,639	5.7%

Mainline Available Seat Miles (000)
Domestic	4,413,768	4,382,837	0.7%
Atlantic	922,205	749,798	23.0%
Latin	531,021	525,607	1.0%

Total Mainline Available Seat Miles	5,866,994	5,658,242	3.7%

Mainline Load Factor (%)
Domestic	81.9	80.4	1.5	pts
Atlantic	75.6	77.0	(1.4	) pts
Latin	80.3	73.4	6.9	pts

Total Mainline Load Factor	80.8	79.3	1.5	pts

Mainline Enplanements
Domestic	3,798,689	3,577,737	6.2%
Atlantic	169,624	143,744	18.0%
Latin	309,429	290,249	6.6%

Total Mainline Enplanements	4,277,742	4,011,730	6.6%

QUARTER TO DATE	2010	2009	Change

Mainline Revenue Passenger Miles (000)
Domestic	10,946,340	10,582,802	3.4%
Atlantic	2,215,710	1,883,229	17.7%
Latin	1,072,866	869,741	23.4%

Total Mainline Revenue Passenger Miles	14,234,916	13,335,772	6.7%

Mainline Available Seat Miles (000)
Domestic	13,248,441	13,125,731	0.9%
Atlantic	2,846,767	2,417,696	17.7%
Latin	1,330,489	1,174,102	13.3%

Total Mainline Available Seat Miles	17,425,697	16,717,529	4.2%

Mainline Load Factor (%)
Domestic	82.6	80.6	2.0	pts
Atlantic	77.8	77.9	(0.1	) pts
Latin	80.6	74.1	6.5	pts

Total Mainline Load Factor	81.7	79.8	1.9	pts

Mainline Enplanements
Domestic	11,659,972	10,962,752	6.4%
Atlantic	545,643	468,541	16.5%
Latin	794,562	686,108	15.8%

Total Mainline Enplanements	13,000,177	12,117,401	7.3%

YEAR TO DATE	2010	2009	Change

Mainline Revenue Passenger Miles (000)
Domestic	43,868,213	44,314,053	(1.0)%
Atlantic	10,014,367	9,340,135	7.2%
Latin	5,094,320	4,235,015	20.3%

Total Mainline Revenue Passenger Miles	58,976,900	57,889,203	1.9%

Mainline Available Seat Miles (000)
Domestic	52,704,428	53,252,668	(1.0)%
Atlantic	12,426,468	11,991,688	3.6%
Latin	6,456,628	5,480,590	17.8%

Total Mainline Available Seat Miles	71,587,524	70,724,946	1.2%

Mainline Load Factor (%)
Domestic	83.2	83.2	—	pts
Atlantic	80.6	77.9	2.7	pts
Latin	78.9	77.3	1.6	pts

Total Mainline Load Factor	82.4	81.9	0.5	pts

Mainline Enplanements
Domestic	45,576,881	45,241,679	0.7%
Atlantic	2,473,939	2,370,204	4.4%
Latin	3,802,568	3,404,146	11.7%

Total Mainline Enplanements	51,853,388	51,016,029	1.6%

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)

DECEMBER	2010	2009	Change

Express Revenue Passenger Miles (000)
Domestic	185,456	160,485	15.6%

Express Available Seat Miles (000)
Domestic	262,626	241,318	8.8%

Express Load Factor (%)
Domestic	70.6	66.5	4.1	pts

Express Enplanements
Domestic	631,331	600,633	5.1%

QUARTER TO DATE	2010	2009	Change

Express Revenue Passenger Miles (000)
Domestic	591,881	519,762	13.9%

Express Available Seat Miles (000)
Domestic	800,530	749,455	6.8%

Express Load Factor (%)
Domestic	73.9	69.4	4.5	pts

Express Enplanements
Domestic	2,068,027	1,956,078	5.7%

YEAR TO DATE	2010	2009	Change

Express Revenue Passenger Miles (000)
Domestic	2,216,723	2,127,335	4.2%

Express Available Seat Miles (000)
Domestic	3,111,316	3,126,780	(0.5)%

Express Load Factor (%)
Domestic	71.2	68.0	3.2	pts

Express Enplanements
Domestic	7,955,979	7,905,580	0.6%

Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.

DECEMBER	2010	2009	Change

Consolidated Revenue Passenger Miles (000)
Domestic	3,801,431	3,683,979	3.2%
Atlantic	697,538	577,168	20.9%
Latin	426,631	385,977	10.5%

Total Consolidated Revenue Passenger Miles	4,925,600	4,647,124	6.0%

Consolidated Available Seat Miles (000)
Domestic	4,676,394	4,624,155	1.1%
Atlantic	922,205	749,798	23.0%
Latin	531,021	525,607	1.0%

Total Consolidated Available Seat Miles	6,129,620	5,899,560	3.9%

Consolidated Load Factor (%)
Domestic	81.3	79.7	1.6	pts
Atlantic	75.6	77.0	(1.4	) pts
Latin	80.3	73.4	6.9	pts

Total Consolidated Load Factor	80.4	78.8	1.6	pts

Consolidated Enplanements
Domestic	4,430,020	4,178,370	6.0%
Atlantic	169,624	143,744	18.0%
Latin	309,429	290,249	6.6%

Total Consolidated Enplanements	4,909,073	4,612,363	6.4%

QUARTER TO DATE	2010	2009	Change

Consolidated Revenue Passenger Miles (000)
Domestic	11,538,221	11,102,564	3.9%
Atlantic	2,215,710	1,883,229	17.7%
Latin	1,072,866	869,741	23.4%

Total Consolidated Revenue Passenger Miles	14,826,797	13,855,534	7.0%

Consolidated Available Seat Miles (000)
Domestic	14,048,971	13,875,186	1.3%
Atlantic	2,846,767	2,417,696	17.7%
Latin	1,330,489	1,174,102	13.3%

Total Consolidated Available Seat Miles	18,226,227	17,466,984	4.3%

Consolidated Load Factor (%)
Domestic	82.1	80.0	2.1	pts
Atlantic	77.8	77.9	(0.1	) pts
Latin	80.6	74.1	6.5	pts

Total Consolidated Load Factor	81.3	79.3	2.0	pts

Consolidated Enplanements
Domestic	13,727,999	12,918,830	6.3%
Atlantic	545,643	468,541	16.5%
Latin	794,562	686,108	15.8%

Total Consolidated Enplanements	15,068,204	14,073,479	7.1%

YEAR TO DATE	2010	2009	Change

Consolidated Revenue Passenger Miles (000)
Domestic	46,084,936	46,441,388	(0.8)%
Atlantic	10,014,367	9,340,135	7.2%
Latin	5,094,320	4,235,015	20.3%

Total Consolidated Revenue Passenger Miles	61,193,623	60,016,538	2.0%

Consolidated Available Seat Miles (000)
Domestic	55,815,744	56,379,448	(1.0)%
Atlantic	12,426,468	11,991,688	3.6%
Latin	6,456,628	5,480,590	17.8%

Total Consolidated Available Seat Miles	74,698,840	73,851,726	1.1%

Consolidated Load Factor (%)
Domestic	82.6	82.4	0.2	pts
Atlantic	80.6	77.9	2.7	pts
Latin	78.9	77.3	1.6	pts

Total Consolidated Load Factor	81.9	81.3	0.6	pts

Consolidated Enplanements
Domestic	53,532,860	53,147,259	0.7%
Atlantic	2,473,939	2,370,204	4.4%
Latin	3,802,568	3,404,146	11.7%

Total Consolidated Enplanements	59,809,367	58,921,609	1.5%

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

About US Airways

US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,100 flights per day and serves more than 200 communities in the U.S., Canada, Mexico, Europe, the Middle East, the Caribbean, Central and South America. The airline employs more than 31,000 aviation professionals worldwide and is a member of the Star Alliance network, which offers its customers 21,000 daily flights to 1,160 airports in 181 countries. Together with its US Airways Express partners, the airline serves approximately 80 million passengers each year and operates hubs in Charlotte, N.C., Philadelphia and Phoenix, and a focus city in Washington, D.C. at Ronald Reagan Washington National Airport. US Airways was the only airline included as one of the 50 best companies to work for in the U.S. by LATINA Style magazine’s 50 Report for 2010. For the sixth year in a row, the airline also earned a 100 percent rating on the Human Rights Campaign Corporate Equality index, a leading indicator of companies’ attitudes and policies toward lesbian, gay, bisexual and transgender employees and customers. For more company information, visit usairways.com. (LCCT)

Forward Looking Statements

Certain of the statements contained or referred to herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding, among others, the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance and liquidity position of US Airways Group (the “Company”). Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of significant operating losses in the future; downturns in economic conditions and their impact on passenger demand and related revenues; increased costs of financing, a reduction in the availability of financing and fluctuations in interest rates; the impact of the price and availability of fuel and significant disruptions in the supply of aircraft fuel; the Company’s high level of fixed obligations and its ability to fund general corporate requirements, obtain additional financing and respond to competitive developments; any failure to comply with the liquidity covenants contained in the Company’s financing arrangements; provisions in the Company’s credit card processing and other commercial agreements that may affect its liquidity; the impact of union disputes, employee strikes and other labor-related disruptions; the Company’s inability to maintain labor costs at competitive levels; the Company’s reliance on third party regional operators or third party service providers; the Company’s reliance on automated systems and the impact of any failure or disruption of these systems; the impact of changes to the Company’s business model; competitive practices in the industry, including the impact of industry consolidation; the loss of key personnel or the Company’s ability to attract and retain qualified personnel; the impact of conflicts overseas or terrorist attacks, and the impact of ongoing security concerns; changes in government legislation and regulation; the Company’s ability to operate and grow its route network; the impact of environmental laws and regulations; costs of ongoing data security compliance requirements and the impact of any data security breach; interruptions or disruptions in service at one or more of the Company’s hub airports; the impact of any accident involving the Company’s aircraft or the aircraft of its regional operators; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; the impact of weather conditions and seasonality of airline travel; the impact of possible future increases in insurance costs and disruptions to insurance markets; the impact of global events that affect travel behavior, such as an outbreak of a contagious disease; the impact of foreign currency exchange rate fluctuations; the Company’s ability to use NOLs and certain other tax attributes; and other risks and uncertainties listed from time to time in the Company’s reports to and filings with the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-Q for the quarter ended September 30, 2010 and in the Company’s other filings with the SEC, which are available at www.usairways.com.

-LCC-